Exhibit 10.1

AMENDMENT NO. 7

This AMENDMENT NO. 7 (“AMENDMENT”) is made as of November 8, 2006, by and among DOVER MOTORSPORTS, INC., a Delaware corporation, DOVER INTERNATIONAL SPEEDWAY, INC., a Delaware corporation, GATEWAY INTERNATIONAL MOTORSPORTS CORPORATION, an Illinois corporation, GATEWAY INTERNATIONAL SERVICES CORPORATION, an Illinois corporation, MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, a Tennessee corporation, M&N SERVICES CORP., a Tennessee corporation, and NASHVILLE SPEEDWAY USA, INC., a Tennessee corporation (collectively, “BORROWERS”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation as agent (“AGENT”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation in its capacity as issuer of letters of credit (“ISSUING BANK”); and WILMINGTON TRUST COMPANY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, WILMINGTON SAVINGS FUND SOCIETY, FSB and PNC BANK, DELAWARE (collectively, “LENDERS”).

RECITALS

The BORROWERS, the AGENT, the ISSUING BANK and the LENDERS are parties to that certain Credit Agreement executed February 17, 2004 and effective as of February 19, 2004, as previously amended (“CREDIT AGREEMENT”), pursuant to which the LENDERS and the ISSUING BANK are providing to the BORROWERS certain credit facilities (“CREDIT FACILITIES”).

The BORROWERS’ repayment obligations in connection with the CREDIT FACILITIES are evidenced by: (a) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Thirty-One Million Four Hundred Twenty-Eight Thousand Five Hundred Sixty-Eight Dollars ($31,428,568.00) from the BORROWERS to the order of Mercantile-Safe Deposit and Trust Company effective as of February 19, 2004 (“MERCANTILE NOTE”); (b) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Seventeen Million One Hundred Forty-Two Thousand Eight Hundred Fifty-Six Dollars ($17,142,856.00) from the BORROWERS to the order of Wilmington Trust Company effective as of February 19, 2004 (“WILMINGTON TRUST NOTE”); (c) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Seventeen Million One Hundred Forty-Two Thousand Eight Hundred Fifty-Six Dollars ($17,142,856.00) from the BORROWERS to the order of PNC Bank, Delaware effective as of August 5, 2005 (“PNC NOTE”); and (d) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Fourteen Million Two Hundred Eighty-Five Thousand Seven Hundred Twenty Dollars ($14,285,720.00) from the BORROWERS to Wilmington Savings Fund Society, FSB effective as of August 5, 2005 (“WILMINGTON SAVINGS NOTE”).

As used herein the term “LOAN DOCUMENTS” means collectively the CREDIT AGREEMENT, the MERCANTILE NOTE, the WILMINGTON TRUST NOTE, the PNC

NOTE, the WILMINGTON SAVINGS NOTE and all other documents evidencing the obligations in connection with the CREDIT FACILITIES.

The BORROWERS have requested that the AGENT, the LENDER and the ISSUING BANK agree to an amendment of one of the financial covenants contained in the CREDIT AGREEMENT.

The AGENT, the LENDERS and the ISSUING BANK are willing to consent to the request of the BORROWERS subject to the terms and provisions of this AMENDMENT.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Recitals. The parties acknowledge the accuracy of the above recitals and hereby incorporate the recitals into this AMENDMENT.

Section 2. Amendment to Credit Agreement. Effective as of September 30, 2006, Section 5.18 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 5.18. Tangible Net Worth. The BORROWERS shall maintain a CONSOLIDATED TANGIBLE NET WORTH of not less than Sixty-Two Million Five Hundred Thousand Dollars ($62,500,000.00) plus twenty-five percent (25%) of the aggregate CONSOLIDATED NET INCOME of the BORROWERS from March 31, 2007 to the date of determination.

Section 3. Other Terms. Except as specifically modified herein, all other terms and provisions of the CREDIT AGREEMENT and all other documents evidencing or otherwise documenting the terms and provisions of the credit facilities being provided by the LENDERS and the ISSUING BANK to the BORROWERS remain in full force and effect and are hereby ratified and confirmed.

Section 4. Choice of Law. The laws of the State of Maryland (excluding, however, conflict of law principals) shall govern and be applied to determine all issues relating to this AMENDMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation and enforceability of this AMENDMENT.

Section 5. Fee. In consideration for the agrreement of the LENDERS, the BORROWERS shall pay to the AGENT, for the benefit of the LENDERS, on the date of this AMENDMENT a fee in the amount of Thirty-Five Thousand Dollars ($35,000.00). In addition the BORROWERS shall pay to the AGENT the costs and expenses incurred by theAGENT in connection with the preparation and negotiation of this AMENDMENT.

Section 6. Delivery by Telecopier. This AMENDMENT may be delivered by telecopier and a facsimile of any party’s signature hereto shall constitute an original signature for all purposes.

Section 7. Counterparts. This AMENDMENT may be executed in counterparts each of which shall be binding upon the signatories but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this AMENDMENT with the specific intention of creating a document under seal.

BORROWERS:

DOVER MOTORSPORTS, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

DOVER INTERNATIONAL SPEEDWAY, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

GATEWAY INTERNATIONAL
MOTORSPORTS CORPORATION,
An Illinois Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

GATEWAY INTERNATIONAL SERVICES
CORPORATION, An Illinois Corporation

By:	/s/ Tony R. Evans	(SEAL)
Name:	Tony R. Evans
Title:	Treasurer & Secretary

BORROWERS (cont.):

MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, A Tennessee Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

M&N SERVICES CORP.,
A Tennessee Corporation

By:	/s/ Tony R. Evans	(SEAL)
Name:	Tony R. Evans
Title:	Treasurer & Secretary

NASHVILLE SPEEDWAY USA, INC.,
A Tennessee Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Asst. Secretary

AGENT:

MERCANTILE-SAFE DEPOSIT AND TRUST
COMPANY, A Maryland Banking Corporation

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

LENDERS:

WILMINGTON TRUST COMPANY

By:	/s/ Michael B. Gast	(SEAL)
Name:	Michael B. Gast
Title:	Vice President

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ M. Scott Baylis	(SEAL)
Name:	M. Scott Baylis
Title:	Senior Vice President

PNC BANK, DELAWARE

By:	/s/ Warren C. Engle	(SEAL)
Name:	Warren C. Engle
Title:	Senior Vice President

ISSUING BANK:

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

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